UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                             -----------------------

                Date of Report (Date of earliest event reported):
                                January 25, 2011


                         United States Steel Corporation
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                                       ---
             (Exact name of registrant as specified in its charter)


       Delaware                1-16811               25-1897152
   ---------------     ----------------------    -------------------
                                 --
   (State or other        (Commission File          (IRS Employer
   jurisdiction of             Number)           Identification No.)
    incorporation)

 600 Grant Street, Pittsburgh, PA              15219-2800
----------------------------------             ----------
              -----
 (Address of principal executive               (Zip Code)
             offices)

                                 (412) 433-1121
                         ------------------------------
                         (Registrant's telephone number,
                              including area code)

--------------------------------------------------------------------------------
                                      ----

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 25, 2011, the Board of Directors of United States Steel Corporation (the "Corporation") approved an amendment to Article II, Section 2 of the By-Laws of the Corporation.

Prior to this amendment, the By-Laws provided that no director could continue to serve on the Board beyond the last day of the month in which the director attained the age of 72, except that the chief executive officer could not continue to serve on the Board beyond the last day of the month in which age 70 was attained. Each Officer-Director, other than the chief executive officer, was required to retire from the Board of Directors at the time the Officer-Director ceased to be a principal officer of the Corporation.

After this amendment, the By-Laws now provide that no individual shall stand for election as a director after attaining the age of 72. Notwithstanding the foregoing, each Officer-Director, other than the chief executive officer, shall retire from the Board of Directors at the time such Officer-Director ceases to be a principal officer of the Corporation, and the chief executive officer may remain on the Board after retirement as an employee, at the Board's request, through the last day of the month in which he or she turns 70.

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits

        3.1 Amended and Restated By-Laws of United States Steel Corporation dated as of January 25, 2011.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION


By   /s/ Gregory A. Zovko
     --------------------
     Gregory A. Zovko
     Vice President &
     Controller



Dated:  January 27, 2011


                                                                   Exhibit 3.1

                              AMENDED AND RESTATED
                                     BY-LAWS

                                       of

                         UNITED STATES STEEL CORPORATION

                     (hereinafter called the "Corporation")

                                January 25, 2011


                                   ARTICLE I.
                                  Stockholders.


     Section 1. Time and Place of Meetings of Stockholders. Unless the time and place of the annual meeting of stockholders for the purpose of electing directors and transacting such other business as may be brought before the meeting are changed by the Board of Directors, as may be done from time to time, provided that all legal requirements for such change and notice to stockholders are observed, such annual meeting of stockholders of the Corporation shall be held at the office of the Corporation's registered agent in the State of Delaware at 2 o'clock, p.m., on the last Tuesday in April in each year, if not a legal holiday, and if a legal holiday, then on the next succeeding Tuesday which is not a legal holiday.

     Special meetings of the stockholders may be called by the Board of Directors to be held at such time and place and for such purpose or purposes as are specified in such call.

     Neither the annual meeting nor any special meeting of stockholders need be held within the State of Delaware.

     Any action required to be taken at any annual or special meeting of the stockholders of the Corporation, or any action which may be taken at any annual or special meeting of the stockholders or otherwise, may not be taken without a meeting, prior notice and a vote, and stockholders may not act by written consent.

     Section 2. Notice of Meetings of Stockholders. It shall be the duty of the Secretary to cause notice of each annual or special meeting to be provided to all stockholders of record as of the record date as fixed by the Board of Directors for the determination of stockholders entitled to vote at such meeting. Such notice shall indicate briefly the action to be taken at such meeting and shall be given to each stockholder entitled to vote thereat at least 10 days but not more than 60 days preceding the meeting. If mailed, such notice shall be mailed to the stockholders at the addresses of such stockholders as shown on the books of the Corporation.

     Section 3. Nomination of Directors. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors. Nomination for election to the Board of Directors of the Corporation at a meeting of stockholders may be made by the Board of Directors or by any stockholder of record of the Corporation entitled to vote generally for the election of directors at such meeting who complies with the notice procedures set forth in this Section 3. Such nominations, other than those made by or on behalf of the Board of Directors, shall be made by notice in writing delivered to or mailed by first class United States mail, postage prepaid, to the Secretary, and received at the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting of stockholders of the Corporation; provided, however, that if the date of the annual meeting is advanced more than 25 days prior to or delayed by more than 25 days after the anniversary of the preceding year's annual meeting, notice by the stockholder to be timely must be so delivered not later than the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made. Such notice shall set forth (a) as to each proposed nominee (i) the name, age, business address and, if known, residence address of each such nominee, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of each class of the capital stock of the Corporation which are beneficially owned by each such nominee, (iv) any relationship, financial or otherwise, between the nominee and the stockholder giving the notice or any affiliate or associate of such stockholder, and (v) any other information concerning the nominee that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to be named as a nominee and to serve as a director if elected); and
(b) as to the stockholder giving the notice (i) the name and address, as they appear on the Corporation's books, of such stockholder, (ii) the number of shares of each class of the capital stock of the Corporation which are beneficially owned by such stockholder as of the date of the notice and the stockholder's agreement to notify the Corporation in writing within 5 business days after the record date for the meeting of the number of shares of each class of capital stock of the Corporation which are beneficially owned by such stockholder as of the record date, and (iii) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, stock appreciation or similar rights, hedging transactions or borrowed or loaned shares) that has been entered into as of the date of the stockholder's notice by or on behalf of such stockholder or any affiliate or associate of such stockholder, the intent or effect of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder or affiliate or associate of such stockholder, with respect to shares of stock of the Corporation and the stockholder's agreement to notify the Corporation in writing within 5 business days after the record date for the meeting of any such agreement, arrangement or understanding in effect as of the record date for the meeting. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

     As used in these By-Laws, the terms "affiliate" and "associate" shall have the meanings given to them by Rule 12b-2 under the Securities Exchange Act of 1934, as amended and the term "beneficially owned" shall have the meaning given to it by Rule 13d-3 under the Securities Exchange Act of 1934, as amended.

     The chairman of the meeting may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

     Section 4. Notice of Business at Annual Meetings. At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors,
(b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder of record. For business to be properly brought before an annual meeting by a stockholder, if such business relates to the election of directors of the Corporation, the procedures in Article I, Section 3 must be complied with. If such business relates to any other matter, the stockholder must have given timely notice thereof in writing to the Secretary. To be timely, a stockholder's notice must be delivered to or mailed by first class United States mail, postage prepaid, and received at the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting of stockholders of the Corporation; provided, however, that if the date of the annual meeting is advanced more than 25 days prior to or delayed by more than 25 days after the anniversary of the preceding year's annual meeting, notice by the stockholder to be timely must be so delivered not later than the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, (c) the number of shares of each class of the capital stock of the Corporation which are beneficially owned by such stockholder as of the date of the notice and the stockholder's agreement to notify the Corporation in writing within 5 business days after the record date for the meeting of the number of shares of each class of capital stock of the Corporation which are beneficially owned by such stockholder as of the record date, (d) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, stock appreciation or similar rights, hedging transactions or borrowed or loaned shares) that has been entered into as of the date of the stockholder's notice by or on behalf of such stockholder or any affiliate or associate of such stockholder, the intent or effect of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder or affiliate or associate of such stockholder, with respect to shares of stock of the Corporation and the stockholder's agreement to notify the Corporation in writing within 5 business days after the record date for the meeting of any such agreement, arrangement or understanding in effect as of the record date for the meeting, and (e) any material interest of the stockholder or any affiliate or associate of such stockholder in such business. Notwithstanding anything in the By-Laws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this Section 4 and in Section 3 of this Article I and except that any stockholder proposal which complies with Rule 14a-8 of the proxy rules (or any successor provision) promulgated under the Securities Exchange Act of 1934, as amended, and is to be included in the Corporation's proxy statement for an annual meeting of stockholders shall be deemed to comply with the requirements of this Section 4.

     The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 4, and if he should so determine, the chairman shall so declare to the meeting that any such business not properly brought before the meeting shall not be transacted.

     Section 5. Quorum. At each meeting of the stockholders the holders of one-third of the voting power of the outstanding shares of stock entitled to vote generally at the meeting, present in person or represented by proxy, shall constitute a quorum, unless the representation of a larger number shall be required by law, and, in that case, the representation of the number so required shall constitute a quorum.

     Except as otherwise required by law, a majority of the voting power of the shares of stock entitled to vote generally at a meeting and present in person or by proxy, whether or not constituting a quorum, may adjourn, from time to time, without notice other than by announcement at the meeting. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

     Section 6. Organization. The chairman of the Board, or in his absence the Officer-Director of the Board designated by the chairman of the Board, or, if an Officer-Director, the president in the order named, shall call meetings of the stockholders to order, and shall act as chairman of such meeting; provided, however, that the Board of Directors may appoint any person to act as chairman of any meeting in the absence of the chairman of the Board.

     The Secretary of the Corporation shall act as secretary at all meetings of the stockholders; but in the absence of the Secretary at any meeting of the stockholders the presiding officer may appoint any person to act as secretary of the meeting.

     Section 7. Voting. At each meeting of the stockholders, every stockholder shall be entitled to vote in person, or by proxy appointed by instrument in writing, subscribed by such stockholder or by his duly authorized attorney, or, to the extent permitted by law, appointed by an electronic transmission, and delivered to the inspectors at the meeting; and he shall have the number of votes for each share of capital stock standing registered in his name at the date fixed by the Board of Directors pursuant to
Section 4 of Article IV of these By-Laws as may be determined in accordance with the Corporation's Certificate of Incorporation, or as may be provided by law. The votes for directors, and, upon demand of any stockholder, or where required by law, the votes upon any question before the meeting, shall be by ballot.

     At least ten days before each meeting of the stockholders, a full, true and complete list, in alphabetical order, of all of the stockholders entitled to vote at such meeting, showing the address of each stockholder, and indicating the class and number of shares held by each, shall be furnished and held open for inspection in such manner, as is required by law. Only the persons in whose names shares of stock stand on the books of the Corporation at the date fixed by the Board of Directors pursuant to Section 4 of Article IV of these By-Laws, as evidenced in the manner provided by law, shall be entitled to vote in person or by proxy on the shares so standing in their names.

     Prior to any meeting, but subsequent to the date fixed by the Board of Directors pursuant to Section 4 of Article IV of these By-Laws, any proxy may submit his powers of attorney to the Secretary, or to the treasurer, for examination. The certificate of the Secretary, or of the treasurer, as to the regularity of such powers of attorney, and as to the class and number of shares held by the persons who severally and respectively executed such powers of attorney, shall be received as prima facie evidence of the class and number of shares represented by the holder of such powers of attorney for the purpose of establishing the presence of a quorum at such meeting and of organizing the same, and for all other purposes.

     Section 8. Inspectors. At each meeting of the stockholders, the polls shall be opened and closed, the proxies and ballots shall be received and be taken in charge, and all questions touching the qualification of voters and the validity of proxies and the acceptance or rejection of votes, shall be decided by one or more inspectors. Such inspector or inspectors shall be appointed by the Board of Directors before the meeting. If for any reason any of the inspectors previously appointed shall fail to attend or refuse or be unable to serve, inspectors in place of any so failing to attend or refusing or unable to serve, shall be appointed in like manner.


                                   ARTICLE II.
                               Board of Directors.

     Section 1. Number, Classes and Terms of Office. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

     The number of directors shall be fixed from time to time by resolution of the Board of Directors, but the number thereof shall not be less than three.

     The directors of the Corporation shall be divided into three classes:
Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the whole number of the Board of Directors. In the election of directors at the 2002 annual meeting of the stockholders, the Class I directors shall be elected to hold office for a term to expire at the first annual meeting of the stockholders thereafter; the Class II directors shall be elected to hold office for a term to expire at the second annual meeting of the stockholders thereafter; and the Class III directors shall be elected to hold office for a term to expire at the third annual meeting of the stockholders thereafter, and in the case of each class, until their respective successors are duly elected and qualified. At each annual election held after the 2002 annual meeting of the stockholders, the directors elected to succeed those whose terms expire shall be identified as being of the same class as the directors they succeed and shall be elected to hold office for a term to expire at the third annual meeting of the stockholders after their election, and until their respective successors are duly elected and qualified. If the number of directors is changed, any increase or decrease in directors shall be apportioned among the classes so as to maintain all classes as equal in number as possible, and any additional director elected to any class shall hold office for a term which shall coincide with the terms of the other directors in such class and until his successor is duly elected and qualified.

     In the case of any increase in the number of directors of the Corporation, the additional director or directors shall be elected only by the Board of Directors.

     Section 2. Qualification of Directors. It is the Corporation's policy that its non-employee membership shall consist of individuals who are (a) actively engaged in their occupations or professions or otherwise regularly involved in the business, professional or academic community, and (b) normally available for meetings of this Board and its Committees. These criteria shall be considered by the appropriate Board committee prior to the time at which candidates are normally approved by the Board for nomination for election or reelection as directors by the stockholders. In its review such committee should focus particularly on those directors who have undergone or are expected to undergo a significant change in their business or professional careers in order to assure that such directors continue to meet the criteria set forth above. Directors who undergo a significant change in their business or professional careers after becoming members of the Board should volunteer to resign from the Board.

     No individual shall stand for election as a director after attaining the age of 72. Notwithstanding the foregoing, each Officer-Director, other than the chief executive officer, shall retire from the Board of Directors at the time such Officer-Director ceases to be a principal officer of the Corporation, and the chief executive officer may remain on the Board after retirement as an employee, at the Board's request, through the last day of the month in which he or she turns 70.

     Section 3. Vacancies. Except as otherwise provided by law, in the case of any vacancy in the Board of Directors through death, resignation, disqualification or other cause, a successor to hold office for the unexpired portion of the term of the director whose place shall be vacant, and until the election of his successor, shall be elected only by a majority of the Board of Directors then in office, though less than a quorum.

     Section 4. Removal. Directors of the Corporation may be removed only for cause.

     Section 5. Place of Meetings, etc. The Board of Directors may hold its meetings, and may have an office and keep the books of the Corporation (except as otherwise may be provided for by law) in such place or places in the State of Delaware or outside of the State of Delaware, as the Board from time to time may determine.

     Section 6. Regular Meetings. Regular meetings of the Board of Directors shall be held at such times as may be fixed by resolution of the Board of Directors. The Secretary shall give notice, as provided for special meetings, for each regular meeting.

     Section 7. Special Meetings. Special meetings of the Board of Directors shall be held whenever called by direction of the chairman or an Officer-Director of the Board, or a majority of the directors then in office.

     The Secretary shall give notice of each special meeting by mailing the same at least two days before the meeting, or by facsimile or electronic transmission of the same at least one day before the meeting, to each director; but such notice may be waived by any director. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting. At any meeting at which every director shall be present, even though without any notice, any business may be transacted.

     Section 8. Quorum. A majority of the total number of directors shall constitute a quorum for the transaction of business; but if at any meeting of the Board there be less than a quorum present, a majority of those present may adjourn the meeting from time to time.

     At any meeting of the Board of Directors all matters shall be decided by the affirmative vote of a majority of directors then present, provided, that the affirmative vote of at least one-third of all the directors then in office shall be necessary for the passage of any resolution.

     Section 9. Order of Business. At meetings of the Board of Directors business shall be transacted in such order as, from time to time, the Board may determine by resolution.

     At all meetings of the Board of Directors, the chairman of the Board or in his absence the Officer-Director designated by the chairman of the Board, or, if an Officer-Director, the president, in the order named, shall preside.

     Section 10. Compensation of Directors. Each director of the Corporation who is not a salaried officer or employee of the Corporation, or of a subsidiary of the Corporation, shall receive such allowances for serving as a director and such fees for attendance at meetings of the Board of Directors or any committee appointed by the Board as the Board may from time to time determine.

     Section 11. Election of Officers. At the first regular meeting of the Board of Directors in each year (at which a quorum shall be present) held next after the annual meeting, the Board of Directors shall proceed to the election of the principal officers of the Corporation to be elected by the Board of Directors under the provisions of Article III of these By-Laws.


                                  ARTICLE III.
                                    Officers.

     Section 1. Officers. The principal officers shall be elected by the Board of Directors and shall include a president, a secretary (the
"Secretary"), and a treasurer.   All other offices, all titles and all powers
and duties respecting principal officers shall be determined by the Board of Directors from time to time. Each principal officer who shall be a member of the Board of Directors shall be considered an Officer-Director.

     The Board of Directors or any committee or officer designated by it may appoint such other officers as it or he shall deem necessary, who shall have such authority and shall perform such duties as from time to time may be assigned to them by or with the authority of the Board of Directors.

     One person may hold two or more offices.

     In its discretion, the Board of Directors may leave unfilled any office.

     All officers, agents and employees shall be subject to removal at any time by the Board of Directors. All officers, agents and employees, other than officers elected by the Board of Directors, shall hold office at the discretion of the committee or of the officer appointing them.

     Each of the salaried officers of the Corporation shall devote his entire time, skill and energy to the business of the Corporation, unless the contrary is expressly consented to by the Board of Directors.

     Section 2. Voting Upon Interests in Other Business Entities. Unless otherwise ordered by the Board of Directors, any Officer-Director or any person or persons appointed in writing by any of them, shall have full power and authority on behalf of the Corporation to attend and to act and to vote at any meetings of stockholders of any corporation in which the Corporation may hold stock, or at meetings of partnerships in which the Corporation may hold partnership interests, or at any other meetings of holders of interests in business entities in which the Corporation may hold interests, including limited liability companies, and at any such meeting shall possess and may exercise any and all rights and powers incident to the ownership of such stock, partnership interest or other interest, and which, as the owner thereof, the Corporation might have possessed and exercised if present. The Board of Directors, by resolution, from time to time, may confer like powers upon any other person or persons.


                                   ARTICLE IV.
                              Capital Stock - Seal.

     Section 1. Certificates of Shares. The shares of each class of the capital stock of the Corporation may be certificated or uncertificated. If the shares are certificated, the certificates shall be in such form, not inconsistent with the Certificate of Incorporation, as shall be prepared or be approved by the Board of Directors. No certificate shall be valid unless it is signed by two principal officers of the Corporation, or one principal officer and an assistant secretary or an assistant treasurer of the Corporation. Any or all of the signatures on a certificate, including those of any officer, transfer agent or registrar of the Corporation, may be facsimiles. In case any officer, transfer agent or registrar of the Corporation who has signed, or whose facsimile signature has been placed upon, any such certificate shall have ceased to be such officer, transfer agent or registrar of the Corporation before such certificate is issued, such certificate may be issued by the Corporation with the same effect as though the person or persons were such officer, transfer agent or registrar of the Corporation at the date of issue.

     All certificates for each class of capital stock of the Corporation shall be consecutively numbered. The name of the person owning the shares represented thereby, with the class and number of such shares and the date of issue, shall be entered on the Corporation's books.

     All certificates surrendered to the Corporation shall be cancelled, and no new certificate shall be issued until the former certificate for the same class and number of shares of the same class shall have been surrendered and cancelled, except in accordance with Section 3 of Article IV of these By-Laws, such other procedures as may be established by the Board of Directors or where required by law.

     Section 2. Transfer of Shares. Shares in the capital stock of the Corporation shall be transferred only on the books of the Corporation by the registered holder thereof in person or by a duly authorized attorney or legal representative, upon presentation of proper evidence of succession, assignment or authority to transfer the shares and, in the case of shares represented by certificates, upon surrender and cancellation of the certificates representing such shares.

     Section 3. Lost or Destroyed Certificates. The Corporation may issue a new certificate of stock or uncertificated shares in place of any stock certificate that has been lost, stolen or destroyed; and may, in its discretion, require the owner of such certificate or his legal representative to give bond, with sufficient surety, to indemnify the Corporation and each transfer agent and registrar against any and all losses or claims which may arise by reason of the issuance of a new certificate or uncertificated shares in place of the certificate so lost, stolen or destroyed.

     Section 4. Regulations. The Board of Directors shall have power and authority to make all such rules and regulations as respectively they may deem expedient, concerning the issue, transfer and registration of certificates for shares of the capital stock of the Corporation.

     Section 5. Transfer Agents and Registrars. The Board of Directors may appoint one or more transfer agents or assistant transfer agents and one or more registrars of transfers, and may require all stock certificates to bear the signature of a transfer agent or assistant transfer agent and a registrar of transfers. The Board of Directors may at any time terminate the appointment of any transfer agent or any assistant transfer agent or any registrar of transfers.

     Section 6. Fixing Date for Determination of Stockholders' Rights. The Board of Directors is authorized from time to time to fix in advance a date, not exceeding 60 days preceding the date of any meeting of stockholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, and in such case such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting and any adjournment thereof, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid.

      Section 7. Dividends. The Board of Directors may from time to time declare such dividends as they shall deem advisable and proper, subject to such restrictions as may be imposed by law and the Corporation's Certificate of Incorporation.

     Section 8. Facsimile Signatures. In addition to the provisions for the use of facsimile signatures elsewhere specifically authorized in these By-Laws, facsimile signatures of any officer or officers of this Corporation may be used whenever and as authorized by the Board of Directors.

     Section 9. Corporate Seal. The Board of Directors shall provide a suitable seal, containing the name of the Corporation, which seal shall be in charge of the Secretary. Unless otherwise directed by the Board of Directors, duplicates of the seal may be kept and be used by the treasurer or by any assistant secretary or assistant treasurer.



                                   ARTICLE V.
                                Indemnification.

     Section 1. Right to Indemnification. The Corporation shall indemnify and hold harmless to the fullest extent permitted by law any person who was or is made or is threatened to be made a party or is involved in any action, suit, or proceeding whether civil, criminal, administrative or investigative ("proceeding") by reason of the fact that he, or a person for whom he is the legal representative, is or was a director, officer or employee of the Corporation or is or was serving at the request of the Corporation as a director, officer or employee of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all expenses, liability, and loss reasonably incurred or suffered by such person. The Corporation shall indemnify any person seeking indemnity in connection with a proceeding initiated by such person only if the proceeding was authorized by the Board of Directors of the Corporation.

     Section 2. Prepayment of Expenses. The Corporation shall pay the expenses reasonably incurred in defending any such proceeding in advance of its final disposition; provided, however, the payment of expenses incurred by a director, officer or employee in his capacity as a director, officer or employee (except with regard to service to an employee benefit plan or non-profit entity) in advance of the final disposition of the proceeding shall be made only upon the agreement by the director, officer or employee to repay all amounts advanced if it should be determined that the director, officer or employee is not entitled to be indemnified under this Article or otherwise, and provided, further, that the Corporation shall have no obligation to pay any expenses in advance pursuant to this Section 2 to any person who is or was an employee of the Corporation (other than a director or an officer) or is or was serving at the request of the Corporation as an employee of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, with respect to any proceeding by or in the right of the Corporation to procure a judgment in its favor.

     Section 3. Claims. If a claim under this Article is not paid in full within ninety days after a written claim has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid in addition the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the claimant was not eligible for indemnification under applicable law.

     Section 4. Non-Exclusivity of Rights. The rights conferred on any person by this Article shall not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, By-Law, agreement, vote of stockholders or disinterested directors or otherwise.

     Section 5. Effect of Amendment or Repeal. The foregoing provisions of this Article V shall be deemed to be a contract between the Corporation and any person described in Section 1 above. Any repeal or modification of this
Article V shall not affect any rights or obligations then existing with respect to any acts or omissions occurring prior to such amendment or repeal, regardless of whether any action, suit or proceeding based in whole or in part on any such acts or omissions is commenced before or after any such repeal or modification.

                                   ARTICLE VI.
                                   Amendments.

     Section 1. The Board of Directors shall have the power to adopt, amend and repeal the By-Laws at any regular or special meeting of the Board, provided that notice of intention to adopt, amend or repeal the By-laws in whole or in part shall have been included in the notice of meeting; or, without any such notice, by a vote of two-thirds of the directors then in office.

     Stockholders may adopt, amend and repeal the By-Laws at any regular or special meeting of the stockholders by an affirmative vote of holders of outstanding shares of the capital stock of the Corporation having two-thirds of the votes entitled to be cast thereon, provided that notice of intention to adopt, amend or repeal the By-Laws in whole or in part shall have been included in the notice of the meeting.



Revised: January 25, 2011